UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
June 4, 2021 (June 3, 2021)

Diversicare Healthcare Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DVCR	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) The Company’s annual meeting of shareholders was held on June 3, 2021 at the Company’s corporate offices. As of the record date, there were a total of 6,952,773 shares of Common Stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 4,734,158 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present.
(b) Set forth below are the matters acted upon by the Company’s shareholders at the annual meeting and the final voting results on each such matter.
(1) The nominees named below were elected to serve as members of the Board of Directors of the Company for a one-year term until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified, and the voting results were as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Richard M. Brame	3,311,154	195,343	1,227,661
Robert Z. Hensley	3,311,299	195,198	1,227,661
Ben R. Leedle, Jr.	3,311,554	194,943	1,227,661
Robert A. McCabe, Jr.	3,308,372	198,125	1,227,661
Chad A. McCurdy	3,065,784	440,713	1,227,661
James R. McKnight, Jr.	3,311,634	194,863	1,227,661
Leslie K. Morgan	3,311,624	194,873	1,227,661
(2) The amendment to the 2010 Long-Term Incentive Plan to increase the maximum number of shares available for issuance was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,928,055	578,327	115	1,227,661

(3) The compensation paid to the Company’s named executive officers was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,807,798	602,603	96,096	1,227,661

(4) The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,617,137	100,924	16,097	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Diversicare Healthcare Services, Inc.

By: /s/ Kerry D. Massey
Kerry D. Massey
Chief Financial Officer

                            Date:    June 4, 2021